 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7686

Salomon Brothers Emerging Markets Income Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: May 31
Date of reporting period: May 31, 2006

ITEM 1.    REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Salomon Brothers Emerging Markets Income Fund II Inc.

A N N U A L R E P O R T

MAY 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Salomon Brothers Emerging Markets Income Fund II Inc.

A n n u a l R e p o r t • M a y 3 1, 2 0 0 6

What’s Inside
	Letter from the Chairman	I

	Manager Overview	1

	Fund at a Glance	4

	Schedule of Investments	5

	Statement of Assets and Liabilities	10

	Statement of Operations	11

	Statements of Changes in Net Assets	12
Fund Objective The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.
	Statement of Cash Flows	13

	Financial Highlights	14

	Notes to Financial Statements	15

	Report of Independent Registered Public Accounting Firm	23

	Additional Information	24

	Annual Chief Executive Officer and Chief Financial Officer

	Certification	27

	Important Tax Information	28

	Dividend Reinvestment Plan	29

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was generally strong during the one-year reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] advanced 4.1% . GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment was 4.6% in May, its lowest rate since July 2001.

     The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 16 consecutive times, bringing the federal funds rateiii from 1.00% to 5.00% . Coinciding with its latest rate hike in May 2006, the Fed said that the “extent and timing” of further increases would depend on future economic data. After the end of the Fund’s reporting period, at its June meeting, the Fed once again raised the federal funds rate by 0.25% to 5.25% .

     Both short- and long term yields rose over the reporting period. During the 12-months ended May 31, 2006, two-year Treasury yields increased from 3.60% to 5.04% . Over the same period, 10-year Treasury yields moved from 4.00% to 5.12% . Short-term rates rose in concert with the Fed’s repeated tightening, while long-term rates rose on fears of

Salomon Brothers Emerging Markets Income Fund II Inc. I

mounting inflationary pressures. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned –0.48% .

     The high yield market generated positive returns during the reporting period, supported by generally strong corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly in the automobile industry. During the 12-month period ended May 31, 2006, the Citigroup High Yield Market Index[v] returned 6.35% .

     Despite weakness late in the reporting period, emerging markets debt produced solid results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.49% . A strong global economy, solid domestic spending and high energy and commodity prices supported many emerging market countries. We believe that these positives more than offset the negatives associated with rising U.S. interest rates.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II Salomon Brothers Emerging Markets Income Fund II Inc.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 14, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset- backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Salomon Brothers Emerging Markets Income Fund II Inc. III

Manager Overview

Special Shareholder Notices

The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Michael C. Buchanan assumed portfolio management responsibilities for the Fund on March 31, 2006. Mr. Leech, Mr. Walsh and Mr. Gardner have each been employed by Western Asset Management Company (“Western Asset”) for more than five years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

     These portfolio managers are employees of the Fund’s investment manager, Salomon Brothers Asset Management Inc for purposes of carrying out their duties relating to the Fund, and they also will continue to serve as employees of Western Asset. Western Asset, like the Fund’s investment manager, is a subsidiary of Legg Mason, Inc. (“Legg Mason”).

     Following the purchase of substantially all of Citigroup’s asset management business in December 2005, Legg Mason undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at meetings held in June and July 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006.

     The Fund’s Board also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

     The portfolio manager(s) who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

     LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the sub-adviser(s), as applicable, the day-to-day portfolio management of the Fund. The management fees for the Fund will remain unchanged.

     In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset Emerging Markets Income Fund II Inc. in October of 2006.

Q. What were the overall market conditions during the Fund’s reporting period?

A. While the overall developed bond markets in the U.S. and overseas were weak during the one-year period ended May 31, 2006—as evidenced by the
-0.48% return of the Lehman Brothers U.S. Aggregate Indexi and the 0.61% return of the JPMorgan Global Government Bond Index (Hedged)ii—emerging market debt generated strong results. Over the same period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii gained 6.49% . Many emerging market countries have rich oil and commodity reserves. Given continued high prices for these items, many of these countries have strengthened their balance sheets and turned account deficits into account surpluses. While rising interest rates and the potential for slower global growth caused emerging market debt prices to fall toward the end of the period, it was not enough to hinder their solid 12-month returns.

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      1

Performance Review

For the twelve months ended May 31, 2006, the Salomon Brothers Emerging Markets Income Fund II Inc. returned 9.12%, based on its net asset value (“NAV”)iv and 5.05% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global index, returned 6.49% and its Lipper Emerging Markets Debt Closed-End Funds Category Averagev increased 8.70% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

     During the twelve-month period, the Fund made distributions to shareholders totaling $1.71 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2006 (unaudited)

12-Month
Price Per Share	Total Return

$14.34 (NAV)	9.12%

$12.57 (Market Price)	5.05%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions.

Q. What were the most significant factors affecting Fund performance?

     What were the leading contributors to performance?

     A. During the first nine months of the reporting period, the Fund’s performance was driven predominantly by positive issue selection, particularly in Colombia, Mexico, Argentina and Russia. The Fund’s strategic overweight to Argentina and the use of leverage also positively contributed to overall positive performance. During the last three months of the period, the Fund’s short duration aided results as yields rose.

     What were the leading detractors from performance?

     A. During the reporting period, the Fund’s overweight to Mexico and underweight to Venezuela detracted from performance relative to its benchmark. Security selection in Brazil also detracted from portfolio performance. Late in the reporting period, the Fund’s holdings in Russia and Colombia detracted from results as investor risk aversion increased and these markets declined.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we decreased its allocations to Brazil, Mexico and Russia in favor of BB-rated corporate bonds from countries such as El Salvador, Peru and Turkey.

Looking for Additional Information?

The Fund is traded under the symbol “EDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEDFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly

2      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

press release that can be found on most major financial websites as well as www.leggma-son.com/InvestorServices.

     In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

     Thank you for your investment in the Salomon Brothers Emerging Markets Income Fund II Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,
Salomon Brothers Asset Management Inc

July 14, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset- backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The JPMorgan Global Government Bond Market Index is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries.

iii	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

iv	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

4      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006)

SALOMON BROTHERS EMERGING MARKETS INCOME FUND II INC.

Face
Amount†		Security‡	Value

SOVEREIGN BONDS — 81.0%
Argentina — 3.5%
		Republic of Argentina:
1,000,000	DEM	11.750% due 5/20/11 (a)	$203,396
437,500		4.889% due 8/3/12 (b)	403,835
8,800,000	DEM	12.000% due 9/19/16 (a)	1,717,711
2,000,000	DEM	10.250% due 2/6/03 (a)	414,993
3,875,000	DEM	8.500% due 2/23/05 (a)	788,159
3,000,000	DEM	7.000% due 3/18/04 (a)	610,188
5,400,000	DEM	11.250% due 4/10/06 (a)	1,107,195
1,000,000	DEM	9.000% due 9/19/03 (a)	193,554
9,453,588	ARS	Discount Bonds, 5.830% due 12/31/33 (b)(c)	3,328,739
		GDP Linked Securities:
57,059,503	ARS	0.000% due 12/15/35 (a)(b)	1,470,177
3,200,000	EUR	0.000% due 12/15/35 (a)(b)	379,842
2,705,000		0.000% due 12/15/35 (a)(b)	247,507
		Medium-Term Notes:
6,000,000,000	ITL	7.000% due 3/18/04 (a)	1,197,889
1,000,000,000	ITL	7.625% due 8/11/07 (a)	196,337
625,000	DEM	8.000% due 10/30/09 (a)	119,434
3,000,000,000	ITL	0.000% due 7/13/05 (a)	581,544
640,000		Par Bonds, 1.330% due 12/31/38 (b)	223,200

		Total Argentina	13,183,700

Brazil — 14.7%
		Federative Republic of Brazil:
13,168,000		11.000% due 8/17/40	16,048,500
		Collective Action Securities:
33,162,000		8.000% due 1/15/18	34,587,966
3,980,000		8.750% due 2/4/25	4,263,575

		Total Brazil	54,900,041

Chile — 1.5%
		Republic of Chile:
1,325,000		5.500% due 1/15/13	1,301,733
4,325,000		Collective Action Securities, 5.526% due 1/28/08 (b)	4,346,625

		Total Chile	5,648,358

Colombia — 4.8%
		Republic of Colombia:
875,000		11.750% due 2/25/20	1,190,000
550,000		8.125% due 5/21/24	578,875
12,425,000		10.375% due 1/28/33	16,276,750

		Total Colombia	18,045,625

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      5

Schedule of Investments (May 31, 2006) (continued)

Face
Amount†	Security‡	Value

Ecuador — 1.9%
	Republic of Ecuador:
510,000	12.000% due 11/15/12 (d)	$525,810
6,785,000	9.000% due 8/15/30 (b)	6,674,744

	Total Ecuador	7,200,554

El Salvador — 1.9%
	Republic of El Salvador:
2,630,000	7.750% due 1/24/23 (d)	2,800,950
3,975,000	8.250% due 4/10/32 (d)	4,223,437

	Total El Salvador	7,024,387

Indonesia — 0.5%
1,600,000	Republic of Indonesia, 8.500% due 10/12/35 (d)	1,736,960

Malaysia — 2.9%
7,025,000	Federation of Malaysia, 8.750% due 6/1/09	7,603,777
3,361,000	Penerbangan Malaysia Berhad, 5.625% due 3/15/16 (d)	3,262,623

	Total Malaysia	10,866,400

Mexico — 13.3%
	United Mexican States:
1,185,000	11.375% due 9/15/16	1,614,563
	Medium-Term Notes:
19,450,000	5.625% due 1/15/17	18,112,812
4,935,000	8.300% due 8/15/31	5,630,835
	Series A:
431,000	6.375% due 1/16/13	432,724
8,473,000	6.625% due 3/3/15	8,583,149
13,840,000	8.000% due 9/24/22	15,431,600

	Total Mexico	49,805,683

Panama — 3.2%
	Republic of Panama:
5,195,000	8.875% due 9/30/27	6,091,137
1,364,000	9.375% due 4/1/29	1,665,785
4,383,000	6.700% due 1/26/36	4,169,329

	Total Panama	11,926,251

Peru — 4.4%
	Republic of Peru:
7,346,780	FLIRB, 5.000% due 3/7/17 (b)	7,052,909
9,594,550	PDI, 5.000% due 3/7/17 (b)	9,258,741

	Total Peru	16,311,650

Philippines — 4.1%
	Republic of the Philippines:
14,400,000	8.250% due 1/15/14	15,246,000
130,000	8.000% due 1/15/16	136,500

	Total Philippines	15,382,500

See Notes to Financial Statements.

6      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face
Amount†	Security‡	Value

Russia — 9.2%
	Russian Federation:
2,666,667	8.250% due 3/31/10 (d)	$2,789,333
4,175,000	11.000% due 7/24/18 (d)	5,818,906
1,950,000	12.750% due 6/24/28 (d)	3,327,188
21,095,000	5.000% due 3/31/30 (b)(d)	22,518,913

	Total Russia	34,454,340

South Africa — 1.6%
5,975,000	Republic of South Africa, 6.500% due 6/2/14	6,124,375

Turkey — 7.0%
	Republic of Turkey:
2,500,000	7.250% due 3/15/15	2,484,375
1,299,000	7.000% due 6/5/20	1,250,287
3,200,000	11.875% due 1/15/30	4,560,000
782,000	8.000% due 2/14/34	779,068
	Collective Action Securities, Notes:
13,300,000	9.500% due 1/15/14	15,095,500
1,944,000	7.375% due 2/5/25	1,875,960

	Total Turkey	26,045,190

Ukraine — 1.1%
3,700,000	Republic of Ukraine, 8.235% due 8/5/09 (b)(d)	3,931,250

Uruguay — 1.1%
4,214,135	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (c)	4,066,640

Venezuela — 4.3%
	Bolivarian Republic of Venezuela:
800,000	5.375% due 8/7/10 (d)	770,000
7,751,000	8.500% due 10/8/14	8,380,769
2,225,000	7.650% due 4/21/25	2,255,594
	Collective Action Securities:
350,000	6.090% due 4/20/11 (b)(d)	348,687
3,500,000	Notes, 10.750% due 9/19/13	4,226,250

	Total Venezuela	15,981,300

	TOTAL SOVEREIGN BONDS
	(Cost — $296,544,425)	302,635,204

CORPORATE BONDS & NOTES — 12.6%
Cayman Islands — 0.4%
1,450,000	Vale Overseas Ltd., Notes, 6.250% due 1/11/16	1,399,250

Chile — 0.5%
1,900,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (d)	1,838,222

Luxembourg — 1.4%
5,270,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (d)	5,283,175

Mexico — 5.2%
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
237,000	10.250% due 6/15/07	246,480
220,000	9.375% due 5/1/12	235,400

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      7

Schedule of Investments (May 31, 2006) (continued)

Face
Amount†		Security‡	Value

Mexico — 5.2% (continued)
100,000		12.500% due 6/15/12	$111,000
		Pemex Project Funding Master Trust:
15,125,000		7.375% due 12/15/14	15,661,937
1,025,000		Guaranteed Bonds, 9.500% due 9/15/27	1,240,250
24,000,000	MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16 (b)	1,962,323

		Total Mexico	19,457,390

Russia — 4.6%
14,650,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (d)	17,253,305

Venezuela — 0.5%
1,830,000		Petrozuata Finance Inc., 8.220% due 4/1/17 (d)	1,729,350

		TOTAL CORPORATE BONDS & NOTES
		(Cost — $49,145,567)	46,960,692

Warrants

WARRANTS — 0.3%
10,000		Bolivarian Republic of Venezuela, Oil-linked payment obligations,
		Expires 4/15/20	350,000
81,000		United Mexican States, Series XW05, Expires 11/9/06*	162,000
64,750		United Mexican States, Series XW10, Expires 10/10/06*	233,100
60,000		United Mexican States, Series XW20, Expires 9/1/06*	405,000

		TOTAL WARRANTS
		(Cost — $913,625)	1,150,100

Contracts†

PURCHASED OPTIONS — 0.0%
10,500,000	EUR	Argentina, Call @ 30 Euro, expires 8/18/06*	74,107
10,000,000	EUR	Argentina, Call @ 30 Euro, expires 9/27/06*	70,579

		TOTAL PURCHASED OPTIONS
		(Cost — $875,472)	144,686

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
		(Cost — $347,479,089)	350,890,682

Face
Amount

SHORT-TERM INVESTMENT — 6.1%
Repurchase Agreement — 6.1%
$ 22,944,000		Merrill Lynch, Pierce, Fenner & Smith, Inc. repurchase agreement dated
		5/31/06, 5.020% due 6/1/06; Proceeds at maturity — $22,947,199;
		(Fully collateralized by U.S. Treasury obligation 4.125% due 8/15/08;
		Market value — $23,407,216)
		(Cost — $22,944,000)	22,944,000

		TOTAL INVESTMENTS — 100.0%
		(Cost — $370,423,089#)	$373,834,682

See Notes to Financial Statements.

8      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	All securities are segregated as collateral pursuant to a revolving credit facility and future contracts.

(a)	Security is currently in default.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2006.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $372,059,023.

Abbreviations used in this schedule:
	ARS	— Argentine Peso
	DEM	— German Mark
	EUR	— Euro
	FLIRB	— Front-Loaded Interest Reduction Bonds
	GDP	— Gross Domestic Product
	ITL	— Italian Lira
	MXN	— Mexican Peso
	PDI	— Past Due Interest

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      9

Statement of Assets and Liabilities (May 31, 2006)

ASSETS:
Investments, at value (Cost — $370,423,089)	$373,834,682
Cash	983
Interest receivable	7,135,742
Receivable for securities sold	1,643,836
Deposits with brokers for open futures contracts	300,000
Receivable from broker — variation margin on open futures contracts	154,965
Prepaid expenses	15,617

Total Assets	383,085,825

LIABILITIES:
Loan payable (Note 4)	30,000,000
Payable for securities purchased	1,943,333
Investment management fee payable	317,946
Interest payable	294,200
Accrued expenses	158,462

Total Liabilities	32,713,941

Total Net Assets	$350,371,884

NET ASSETS:
Par value ($0.001 par value, 100,000,000 shares authorized; 24,432,561 shares outstanding)	$24,433
Paid-in capital in excess of par value	330,296,901
Undistributed net investment income	6,017,593
Accumulated net realized gain on investments, futures contracts, swap contracts
and foreign currency transactions	9,869,561
Net unrealized appreciation on investments, futures contracts and foreign currencies	4,163,396

Total Net Assets	$350,371,884

Shares Outstanding	24,432,561

Net Asset Value	$14.34

See Notes to Financial Statements.

10      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Statement of Operations (For the year ended May 31, 2006)

INVESTMENT INCOME:
Interest	$28,843,262

EXPENSES:
Investment management fee (Note 2)	3,843,772
Interest expense (Notes 3 and 4)	2,408,465
Custody fees	98,698
Shareholder reports	95,661
Directors’ fees	68,450
Audit and tax	55,574
Legal fees	36,757
Transfer agent fees	26,683
Stock exchange listing fees	21,493
Loan fees	14,791
Insurance	8,314
Miscellaneous expenses	6,457

Total Expenses	6,685,115
Less: Fee waivers and/or expense reimbursements (Note 2)	(7,989)

Net Expenses	6,677,126

Net Investment Income	22,166,136

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	24,875,424
Futures contracts	1,123,258
Swap contracts	304,973
Foreign currency transactions	(31,785)

Net Realized Gain	26,271,870

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(19,354,798)
Futures contracts	3,665,600
Swap contracts	(274,560)
Foreign currencies	(3,330)

Change in Net Unrealized Appreciation/Depreciation	(15,967,088)

Net Gain on Investments, Futures Contracts, Swap Contracts
and Foreign Currency Transactions	10,304,782

Increase in Net Assets From Operations	$32,470,918

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      11

Statements of Changes in Net Assets (For the years ended May 31,)

	2006	2005

OPERATIONS:
Net investment income	$22,166,136	$28,127,085
Net realized gain	26,271,870	22,454,490
Change in net unrealized appreciation/depreciation	(15,967,088)	35,086,388

Increase in Net Assets From Operations	32,470,918	85,667,963

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(19,057,398)	(34,339,836)
Net realized gains	(22,651,427)	(5,810,997)

Decrease in Net Assets From Distributions to Shareholders	(41,708,825)	(40,150,833)

FUND SHARE TRANSACTIONS:
Reinvestment of distributions (161,947 shares issued)	—	2,378,527

Increase in Net Assets From Fund Share Transactions	—	2,378,527

Increase (Decrease) in Net Assets	(9,237,907)	47,895,657
NET ASSETS:
Beginning of year	359,609,791	311,714,134

End of year*	$350,371,884	$359,609,791

* Includes undistributed net investment income of:	$6,017,593	$1,052,359

See Notes to Financial Statements.

12      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Statement of Cash Flows (For the year ended May 31, 2006)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$29,011,558
Operating expenses paid	(4,314,667)
Net purchases of short-term investments	(22,671,471)
Realized loss on foreign currency transactions	(31,785)
Realized gain on options	65,223
Realized gain on futures contracts	1,123,258
Realized gain on swap contracts	304,973
Net change in unrealized appreciation on futures contracts	3,665,600
Purchases of long-term investments	(392,645,427)
Proceeds from disposition of long-term investments	494,248,658
Change in receivable from broker — variation margin	(154,965)
Interest paid	(2,608,426)

Net Cash Flows Provided By Operating Activities	105,992,529

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(41,708,825)
Cash paid on loan	(25,000,000)
Repayment of reverse repurchase agreements	(39,514,167)
Deposits with brokers for open futures contracts	231,250

Net Cash Flows Used By Financing Activities	(105,991,742)

Net Increase in Cash	787
Cash, Beginning of year	196

Cash, End of year	$983

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS
TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$32,470,918

Accretion of discount on investments	(1,535,609)
Amortization of premium on investments	1,424,329
Decrease in investments, at value	60,994,698
Increase in payable for securities purchased	1,943,333
Decrease in interest receivable	279,576
Decrease in receivable for securities sold	10,816,215
Increase in receivable from broker — variation margin	(154,965)
Decrease in prepaid expenses	111
Decrease in interest payable	(199,961)
Decrease in accrued expenses	(46,116)

Total Adjustments	73,521,611

Net Cash Flows Provided By Operating Activities	$105,992,529

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      13

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31:

	2006	2005 (1)	2004 (1)	2003 (1)	2002

Net Asset Value, Beginning of Year	$14.72	$12.84	$13.88	$11.63	$11.53

Income (Loss) From Operations:
Net investment income	0.98	1.15	1.26	1.49	1.37 (2)
Net realized and unrealized gain (loss)	0.35	2.37	(0.65)	2.40	0.37 (2)

Total Income From Operations	1.33	3.52	0.61	3.89	1.74

Less Distributions From:
Net investment income	(0.78)	(1.41)	(1.06)	(1.65)	(1.65)
Net realized gains	(0.93)	(0.24)	(0.59)	—	—

Total Distributions	(1.71)	(1.65)	(1.65)	(1.65)	(1.65)

Increase in Net Asset Value Due to Shares
Issued on Reinvestment of Distributions	—	0.01	—	0.01	0.01

Net Asset Value, End of Year	$14.34	$14.72	$12.84	$13.88	$11.63

Market Price, End of Year	$12.57	$13.57	$14.40	$15.53	$13.88

Total Return, Based on Net Asset Value(3)	9.12%	29.20%	4.11%	39.24%	16.69%

Total Return, Based on Market Price Per Share(4)	5.05%	5.27%	3.38%	28.76%	26.23%

Net Assets, End of Year (000s)	$350,372	$359,610	$311,714	$334,576	$277,219

Ratios to Average Net Assets:
Gross expenses	1.83%	2.22%	1.98%	2.37%	3.06%
Gross expenses, excluding interest expense	1.17	1.19	1.21	1.37	1.40
Net expenses	1.82 (5)	2.22	1.98	2.37	3.06
Net expenses, excluding interest expense	1.17 (5)	1.19	1.21	1.37	1.40
Net investment income	6.06	8.29	9.19	13.59	13.60 (2)

Portfolio Turnover Rate	98%	75%	169%	237%	233%

Supplemental Data:
Loans Outstanding, End of Year (000s)	$30,000	$55,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	$380,372	$414,610	$411,714	$434,576	$377,219
Asset Coverage for Loan Outstanding	1,268%	754%	412%	435%	377%
Weighted Average Loan (000s)	$38,767	$74,192	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	5.16%	3.34%	2.19%	2.60%	4.40%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Effective June 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 13.65%. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

14      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Emerging Markets Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      15

Notes to Financial Statements (continued)

buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

     (d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

     (e) Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the coun-terparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

     Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit

16      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Notes to Financial Statements (continued)

default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

     Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

     (f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

     (g) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

     (h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

     (i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      17

Notes to Financial Statements (continued)

between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     (j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

     (l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Gain

(a)	$1,856,496	$(1,856,496)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, book/tax differences in the treatment of passive for- eign investment companies and book/tax differences in the treatment of credit default swaps.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (manager), Salomon Brothers Asset Management Inc. (the “Manager” or “SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

     Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

18      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Notes to Financial Statements (continued)

     Prior to the Legg Mason transaction, and continuing under the new investment management agreement, the Fund paid the Manager a fee calculated at an annual rate of 1.05% of the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

     During the year ended May 31, 2006, the manager reimbursed expenses amounting to $7,989.

     Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$394,588,760

Sales	483,640,072

     At May 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,313,829
Gross unrealized depreciation	(10,538,170)

Net unrealized appreciation	$1,775,659

     Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2006 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding

$42,202,736	2.76%	$73,748,456

     Interest rates on reverse repurchase agreements ranged from 0.150% to 3.850% during the year ended May 31, 2006. Interest expense incurred on reverse repurchase agreements totaled $407,916. At May 31, 2006, the Fund had no open reverse repurchase agreements.

     At May 31, 2006, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Sell:	Contracts	Date	Value	Value	Gain

U.S. Treasury 10 Year Notes	304	6/06	$32,638,480	$31,943,750	$694,730
U.S. Treasury 10 Year Notes	196	9/06	20,625,091	20,564,688	60,403

Net Unrealized Gain on Open Futures Contracts					$755,133

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      19

Notes to Financial Statements (continued)

4. Loan

Effective October 7, 2005, the Fund had a $30,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $30,000,000 outstanding with CHARTA, LLC (as successor by assignment to CXC, LLC) (the “Lender’’). Prior to October 7, 2005 the Fund had a $55,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $55,000,000 outstanding. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2006, the Fund incurred interest expense on this loan in the amount of $2,000,549.

5. Dividends Subsequent to May 31, 2006

On May 8, 2006, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.260 per share payable on June 30, 2006 to shareholders of record on June 27, 2006.

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2006	2005

Distributions paid from:
Ordinary Income	$27,706,524	$40,150,833
Net Long-term Capital Gains	14,002,301	—

Total Distributions Paid	$41,708,825	$40,150,833

     As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$11,569,560
Undistributed long-term capital gains — net	6,708,660

Total undistributed earnings	$18,278,220

Other book/tax temporary differences (a)	(755,132)
Unrealized appreciation/(depreciation) (b)	2,527,462

Total accumulated earnings/(losses) — net	$20,050,550

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.

20      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Notes to Financial Statements (continued)

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

     The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

     On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds. The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      21

Notes to Financial Statements (continued)

would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

     This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

     Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment management services relating to the Fund.

9. Subsequent Events

The Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006.

     The Fund’s Board also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset Management Company (“Western Asset”). LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

     The portfolio manager(s) who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

     LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the sub-adviser(s), as applicable, the day-to-day portfolio management of the Fund. The management fees for the Fund will remain unchanged.

     In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset Emerging Markets Income Fund II Inc. in October of 2006.

22      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Salomon Brothers Emerging Markets Income Fund II Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Emerging Markets Income Fund II Inc., as of May 31, 2006, and the related statement of operations, statement of changes in net assets, statement of cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2005 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated July 21, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Emerging Markets Income Fund II Inc., as of May 31, 2006, and the results of its operations, the changes in its net assets, statement of cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 24, 2006

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      23

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Emerging Markets Income Fund II Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by	Other
	Position(s)	Office(1) and	Occupation(s)	Director	Board
Name, Address	Held with	Length of	During Past	(including	Memberships
and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Non-Interested Directors:
Carol L. Colman	Director and	Since	President,	37	None
Colman Consulting Co.	Member of the	2003	Colman
278 Hawley Road	Nominating and		Consulting Co.
North Salem, NY 10560	Audit Committees,
Birth Year: 1946	Class III

Daniel P. Cronin	Director and	Since	Formerly Associate	34	None
c/o Chairman of the Fund	Member of the	2003	General Counsel,
399 Park Avenue, 4th Floor	Nominating and		Pfizer Inc.
New York, NY 10022	Audit Committees,
Birth Year: 1946	Class III

Leslie H. Gelb	Director and	Since	President, Emeritus	34	Director of
c/o Chairman of the Fund	Member of	1994	and Senior Board		two registered
399 Park Avenue, 4th Floor	the Nominating		Fellow, The Council		investment
New York, NY 10022	and Audit		on Foreign Relations;		companies
Birth Year: 1937	Committees,		Formerly, Columnist,		advised by
	Class I		Deputy Editorial Page		Blackstone
			Editor and Editor,		Asia Advisors
			Op-Ed Page,		L.L.C. (“Blackstone
			The New York Times		Advisors”)

William R. Hutchinson	Director and	Since	President, W.R.	44	Director,
535 N. Michigan Avenue	Member of	2003	Hutchinson &		Associated
Suite 1012	Nominating		Associates Inc.;		Banc-Corp.
Chicago, IL 60611	and Audit		Formerly Group Vice
Birth Year: 1942	Committees,		President, Mergers and
	Class III		Acquisitions, BP Amoco
p.l.c.

Riordan Roett	Director and	Since	Professor and Director,	34	None
The Johns Hopkins University	Member of	1995	Latin America Studies
1740 Massachusetts Ave., NW	the Nominating		Program, Paul H. Nitze
Washington, DC 20036	and Audit		School of Advanced
Birth Year: 1938	Committees,		International Studies,
	Class I		The Johns Hopkins
University

Jeswald W. Salacuse	Director and	Since	Henry J. Braker	34	Director of two
c/o Chairman of the Fund	Member of	1994	Professor of		registered
399 Park Avenue, 4th Floor	the Nominating		Commercial Law and		investment
New York, NY 10022	and Audit		formerly Dean, The		companies
Birth Year: 1938	Committees,		Fletcher School of		advised by
	Class II		Law & Diplomacy,		Blackstone
			Tufts University		Advisors

24      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by	Other
	Position(s)	Office(1) and	Occupation(s)	Director	Board
Name, Address	Held with	Length of	During Past	(including	Memberships
and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Interested Director:
R. Jay Gerken, CFA(2)	Director,	Since	Managing Director	169	Trustee,
Legg Mason & Co.,	Chairman,	2002	of Legg Mason;		Consulting
LLC (“Legg Mason”)	President		President and Chief		Group Capital
399 Park Avenue, 4th Floor	and Chief		Executive Officer of		Markets Fund
New York, NY 10022	Executive Officer,		Smith Barney Fund
Birth Year: 1951	Class II		Management LLC
(“SBFM”) and Citi
Fund Management
Inc. (“CFM”); President
and Chief Executive
Officer of certain
mutual funds
associated with
Legg Mason; Formerly,
Chairman of SBFM
and CFM (from 2002
to 2006); Formerly,
Chairman, President
and Chief Executive
Officer of Travelers
Investment Advisers,
Inc. (from 2002
to 2005)

Officers:
Frances M. Guggino	Chief Financial	Since	Director of Legg	N/A	N/A
Legg Mason	Officer and	2004	Mason; Chief Financial
125 Broad Street, 10th Floor	Treasurer		Officer and Treasurer
New York, NY 10004			of certain mutual funds
Birth Year: 1957			associated with Legg
Mason

	Controller	2002-	Formerly, Controller of
		2004	certain mutual funds
associated with Legg
Mason (from 1999
to 2004)

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      25

Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by	Other
	Position(s)	Office(1) and	Occupation(s)	Director	Board
Name, Address	Held with	Length of	During Past	(including	Memberships
and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Ted P. Becker	Chief	Since	Managing Director	N/A	N/A
Legg Mason	Compliance	2006	of Compliance at
399 Park Avenue, 4th Floor	Officer		Legg Mason, (2005-
New York, NY 10022			Present); Chief
Birth Year: 1951			Compliance Officer
with certain mutual
funds associated
with Legg Mason
(since 2006); Managing
Director of Compliance
at Legg Mason or its
predecessors (2002-
2005). Prior to 2002,
Managing Director-
Internal Audit & Risk
Review at Citigroup,
Inc.

Wendy S. Setnicka	Controller	Since	Vice President of	N/A	N/A
Legg Mason		2004	Legg Mason (since
125 Broad Street, 10th Floor			2003); Controller
New York, NY 10004			of certain mutual
Birth Year: 1964			funds associated
with Legg Mason;
Formerly, Assistant
Controller of Legg
Mason (from 2002
to 2004); Accounting
Manager of Legg
Mason (from 1998
to 2002)

Robert I. Frenkel	Secretary and	Since	Managing Director	N/A	N/A
Legg Mason	Chief Legal	2003	General Counsel of
300 First Stamford	Officer		Global Mutual Funds
4th Floor			for Legg Mason
Stamford, CT 06902			and its predecessor
Birth Year: 1954			(since 1994); Secretary
and Chief Legal
Officer of mutual
funds associated
with Legg Mason

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2004, year 2005 and year 2006, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

26      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Annual Chief Executive Officer and Chief Financial
Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      27

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2006.

Record Date:	12/27/2005
Payable Date:	12/30/2005

Long-Term Capital Gain Dividend	$0.573100

Please retain this information for your records.

28      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Form of Terms and Conditions of Amended and
Restated Dividend Reinvestment and Cash Purchase
Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

     Each shareholder holding shares of common stock (“Shares”) of the Salomon Brothers Emerging Markets Income Fund II Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

     Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

     If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

     Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

     If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      29

Form of Terms and Conditions of Amended and
Restated Dividend Reinvestment and Cash Purchase
Plan (unaudited) (continued)

on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

     In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

     Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

     Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

     The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for

30      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Form of Terms and Conditions of Amended and
Restated Dividend Reinvestment and Cash Purchase
Plan (unaudited) (continued)

Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

     The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

     Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

     The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

     Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

     Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such suc-

Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report      31

Form of Terms and Conditions of Amended and
Restated Dividend Reinvestment and Cash Purchase
Plan (unaudited) (continued)

cessor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

     In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

     The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

     All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

32      Salomon Brothers Emerging Markets Income Fund II Inc. 2006 Annual Report

Salomon Brothers Emerging Markets Income Fund II Inc.

DIRECTORS
Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken, CFA
     Chairman
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
President and Chief
Executive Officer

Frances M. Guggino
Chief Financial Officer and
Treasurer

Ted P. Becker
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer	SALOMON BROTHERS
EMERGING MARKETS
INCOME FUND II INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

INVESTMENT MANAGER
AND ADMINISTRATOR
Salomon Brothers Asset
     Management Inc
399 Park Avenue
New York, New York 10022

CUSTODIAN
State Street Bank and Trust
     Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
American Stock Transfer &
     Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

NEW YORK STOCK
EXCHANGE SYMBOL
EDF

This report is transmitted
to the shareholders of the
Fund for their information.
This is not a prospectus,
circular or representation
intended for use in the
purchase of the Fund or
any securities mentioned
in this report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

SAM0882 5/06          SR06-94

Salomon Brothers
Emerging Markets Income Fund II Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William
R. Hutchinson, the Chairman of the Board’s Audit Committee,
possesses the technical attributes identified in Instruction 2(b) of
Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP
(“PwC”) resigned as the Registrant’s principal accountant (the
“Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended May 31, 2006. The aggregate fees billed in the last two fiscal years ending May 31, 2005 and May 31, 2006 (the
"Reporting Periods") for professional services rendered by PwC for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the
Reporting Periods, were $53,000 in 2005 and $53,000 in 2006. KPMG has not billed the Registrant for professional services rendered as of May 31, 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting
Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the
Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,500 in 2005 and $12,255 in
2006.

In addition, there were no Audit-Related Fees billed in the
Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-
adviser whose role is primarily portfolio management and is
subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon
Brothers Emerging Markets Income Fund II Inc. (“service
affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the
Reporting Periods (prior to May 6, 2003 services provided by the
Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning ("Tax Services") were $6,200 in 2005 and $6,535 in

2006. These services consisted of (i) review or preparation of U.S.
federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of May 31, 2006, KPMG has not billed the Registrant for any
Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by
PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any
entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Emerging Markets
Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the
Board of each registered investment company (the “Fund”) advised by
Smith Barney Fund Management LLC or Salomon Brothers Asset
Management Inc. or one of their affiliates (each, an “Adviser”)
requires that the Committee shall approve (a) all audit and
permissible non-audit services to be provided to the Fund and (b)
all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service
Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the
Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services
(including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-
audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the
Fund; (ii) financial information systems design and implementation;
(iii) appraisal or valuation services, fairness opinions or
contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services
unrelated to the audit; and (ix) any other service the Public

Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund
(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the
Committee; (ii) the permissible non-audit services were not
recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Emerging Markets Income Fund II Inc.,
the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and
2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-
audit services rendered by PwC to Salomon Brothers Asset Management
(“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers
Emerging Markets Income Fund II Inc., requiring pre-approval by the
Audit Committee for the year ended May 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-
state area and security risk issues in the New York metro region was
$1.3 million all of which was pre-approved by the Audit Committee.
Non-audit fees billed by PwC for services rendered to Salomon
Brothers Emerging Markets Income Fund II Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets
Income Fund II Inc. during the reporting period was $2.7 million for the year ended May 31, 2005.

Non-audit fees billed by KPMG for services rendered to Salomon
Brothers Emerging Markets Income Fund II Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets
Income Fund II Inc. during the reporting period was $75,000 and $0 for the years ended May 31, 2005 and May 31, 2006, respectively.
Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Emerging Markets Income Fund II
Inc.‘s Audit Committee has considered whether the provision of non-
audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Salomon Brothers Emerging Markets Income Fund II
Inc. or to Service Affiliates, which were required to be pre-
approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange
Act. The Audit Committee consists of the following Board members:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management [1] (CAM) Proxy Voting Policies
and Procedures

The following is a brief overview of the Proxy Voting Policies and
Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to
consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated
position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated
position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional
Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies
CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special
circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized
relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g.
investment management relationship between an issuer and a non-CAM
Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the
existence of information barriers between CAM and certain other Legg
Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the
recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first
determines whether such conflict of interest is material. A
conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

[1] Citigroup Asset Management comprises CAM North America, LLC,
Salomon Brothers Asset Management Inc, Smith Barney Fund Management
LLC, and other affiliated investment advisory firms. On December 1,
2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to
Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM
North America, LLC, Salomon Brothers Asset Management Inc and Smith
Barney Fund Management LLC became wholly-owned subsidiaries of Legg
Mason. Under a licensing agreement between Citigroup and Legg
Mason, the names of CAM North America, LLC, Salomon Brothers Asset
Management Inc, Smith Barney Fund Management LLC and their
affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi
Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers
Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management

Inc, and Smith Barney Fund Management LLC are not affiliated with
Citigroup.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer
Western Asset		of Western Asset since 1998.
385 East Colorado
Blvd. Pasadena, CA
91101

Stephen A. Walsh	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment
Western Asset		Officer of Western Asset since 2000.
385 East Colorado
Blvd. Pasadena, CA
91101

Keith J. Gardner	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and
Western Asset		research analyst at Western Asset since 1994.
385 East Colorado
Blvd. Pasadena, CA
91101

Matthew C.Duda	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Research Analyst at
Western Asset		Western Asset Management since 2001; Vice President and Investment Strategist from 1997-
385 East Colorado		2001 at Credit Suisse First Boston Corporation.
Blvd. Pasadena, CA
91101

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund's portfolio managers for the fund. Unless noted otherwise, all information is provided as of March 31 , 2006.

Other Accounts Managed by Portfolio Managers

     The table below identifies the number of accounts (other than the fund) for which the fund's portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	90 registered investment	20 Other pooled	886 Other accounts with
	companies with $42.3	investment vehicles	$215.5 billion in total
	billion in total assets	with $21.8 billion in	assets under
	under management	assets under management	management*

Stephen A. Walsh‡	90 registered investment	20 Other pooled	886 Other accounts with
	companies with $42.3	investment vehicles	$215.5 billion in total
	billion in total assets	with $21.8 billion in	assets under
	under management	assets under management	management*

Keith J. Gardner‡	5 registered investment	3 Other pooled	4 Other accounts with
	companies with $705	investment vehicles	$368.3 million in total
	million in total assets	with $1.87 billion in	assets under
	under management	assets under management	management**

Mathew C. Duda‡	5 registered investment	3 Other pooled	49 Other accounts
	Companies with $705	investment vehicles	with $368.3 million
	million in total assets	with $1.87 billion in	in total assets
	Under management	assets under management	under management

*	Includes 48 accounts managed, totaling $13.4 billion, for which advisory fee is performance based.

**	Includes 1 account managed, totaling $12.6 million, for which advisory fee is performance based.

     ‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): PORTFOLIO MANAGER COMPENSATION

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios)

for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

     The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of March 31, 2006.

Dollar Range of
Portfolio Securities
Portfolio Manager(s)	Beneficially Owned

S. Kenneth Leech	None
Stephen A. Walsh	None
Matthew C. Duda	None
Keith J. Gardner	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and
15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the
Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund II Inc.

Date:	August 10, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund II Inc.

Date:	August 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Emerging Markets Income Fund II Inc.

Date:	August 10, 2006